Certificate of Registration of a Company

ASIC

Australian Securities & Investments Commission

This is to certify that

RESOLUTIONRX LTD

Australian Company Number 664 925 651

is a registered company under the Corporations Act 2001 and is taken to be registered in South Australia.

The company **is limited by shares.**

The company is a **public** company.

The day of commencement of registration is **the eleventh day of January 2023.**

Issued by the
Australian Securities and Investments Commission
on this eleventh day of January, 2023.

Joseph Longo
Chair

CERTIFICATE